                                                                   EXHIBIT 4.8.7



         SIXTH SUPPLEMENTAL INDENTURE (this "Supplemental Indenture"), dated as of July 8, 1997, among CONNECTICUT AMPHITHEATER DEVELOPMENT CORPORATION, a Connecticut corporation; CONNECTICUT PERFORMING ARTS, INC., a Connecticut corporation; DEER CREEK AMPHITHEATER CONCERTS, INC., a Delaware corporation; GREAT AMERICAN MUSIC FEST & PRODUCTION CO., a Connecticut corporation; IRVING PLAZA CONCERTS, INC., a Delaware corporation; MULTI-MARKET RADIO ACQUISITION CORPORATION, a Delaware corporation; MULTI-MARKET RADIO OF FAYETTEVILLE, INC., a Delaware corporation; MURAT CENTER CONCERTS, INC., a Delaware corporation; NOC, INC., a Connecticut corporation; POLARIS AMPHITHEATER CONCERTS, INC., a Delaware corporation; QN-CORP., a Connecticut corporation; SFX BROADCASTING OF ARIZONA, INC., a Delaware corporation; SFX BROADCASTING OF CALIFORNIA, INC., a Delaware corporation; SFX BROADCASTING OF CONNECTICUT, INC., a Delaware corporation; SFX BROADCASTING OF CONNECTICUT LICENSEE, INC., a Delaware corporation; SFX BROADCASTING OF FLORIDA, INC., a Delaware corporation; SFX BROADCASTING OF HARTFORD II, INC., a Delaware corporation; SFX BROADCASTING OF KANSAS, INC., a Delaware corporation; SFX BROADCASTING OF MASSACHUSETTS, INC., a Delaware corporation; SFX BROADCASTING OF MASSACHUSETTS LICENSEE, INC., a Delaware corporation; SFX BROADCASTING OF NEW YORK, INC., a Delaware corporation; SFX BROADCASTING OF PENNSYLVANIA, INC., a Delaware corporation; SFX BROADCASTING OF RHODE ISLAND, INC., a Delaware corporation; SFX BROADCASTING OF THE MIDWEST, INC., a Delaware corporation; SFX BROADCASTING OF VIRGINIA, INC., a Delaware corporation; SFX BROADCASTING OF WISCONSIN, INC., a Delaware corporation; SFX DELAWARE, INC., a Delaware corporation; SFX GP, INC., a Delaware corporation; SFX HOLDINGS, INC., a Delaware corporation; SFX OPERATING COMPANY OF MISSISSIPPI, INC., a Delaware corporation; SFX OPERATING COMPANY OF NORTH CAROLINA, INC., a Delaware corporation; SFX OPERATING COMPANY OF TENNESSEE, INC., a Delaware corporation; SFX OPERATING GP, INC., a Delaware corporation; SFX PERFORMANCE MARKETING, INC., a Delaware corporation; SFX TEXAS LIMITED PARTNERSHIP, a partnership organized in Delaware; SFXAZ LIMITED PARTNERSHIP, a partnership organized in Delaware; SFXBX LIMITED PARTNERSHIP, a partnership organized in Delaware; SFXFL LIMITED PARTNERSHIP, a partnership organized in Delaware; SFXIN LIMITED PARTNERSHIP, a partnership organized in Delaware; SFXKS LIMITED PARTNERSHIP, a partnership organized in Delaware; SFXMS LIMITED PARTNERSHIP, a partnership organized in Delaware; SFXNC LIMITED PARTNERSHIP, a partnership organized in Delaware; SFXPA LIMITED PARTNERSHIP, a partnership organized in Delaware; SFXSC LIMITED PARTNERSHIP, a partnership organized in Delaware; SFXTN LIMITED PARTNERSHIP, a partnership organized in Delaware; SFXTX LIMITED PARTNERSHIP, a partnership organized in Delaware; SFXWI LIMITED PARTNERSHIP, a partnership organized in Delaware; SUNSHINE DESIGNS, INC., a Delaware corporation; SUNTEX ACQUISITIONS, INC., a Delaware corporation; WDSY, INC., a Delaware corporation; WWYZ, INC., a Connecticut corporation; (each, a "Guarantor"), each of which is a direct or indirect subsidiary of SFX Broadcasting, Inc., a Delaware corporation (the "Company"); and The Chase Manhattan Bank, as trustee under the indenture referred to below (the "Trustee").

                                   WITNESSETH

         WHEREAS, The Company has heretofore executed and delivered to the Trustee an indenture (the "Indenture"), dated as of May 31, 1996, providing for the issuance of an aggregate principal amount of $450,000,000 of 10 3/4% Senior Subordinated Notes due 2006 (the "Securities"); and

         WHEREAS, Section 4.15 of the Indenture provides that under certain circumstances the Company is required to cause each Guarantor to execute and deliver to the Trustee a supplemental indenture pursuant to which such Guarantor shall unconditionally guarantee all of the Company's Obligations under the Securities pursuant to a Subsidiary Guarantee on the terms and conditions set forth herein;

         NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, each Guarantor and the Trustee mutually covenant and agree for the equal and ratable benefit of the holders of the Securities as follows:

         1. CAPITALIZED TERMS. Capitalized terms used herein without definition shall have the meanings assigned to them in the Indenture.

         2. AGREEMENT TO GUARANTEE. Each Guarantor hereby agrees, jointly and severally with all other Guarantors, to guarantee the Company's obligations under the Securities on the terms and subject to the conditions set forth in
Article 11 of the Indenture and to be bound by all other applicable provisions of the Indenture, including, without limitation, the provisions of Article 10 of the Indenture.

         3. NO RECOURSE AGAINST OTHERS. No past, present or future director, officer, employee, incorporator, shareholder or agent of any Guarantor, as such, shall have any liability for any obligations of the Company or any Guarantor under the Securities, any Subsidiary Guarantees, the Indenture or this Supplemental Indenture or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each holder of the Securities by accepting a Security waives and releases all such liability. The waiver and release are part of the consideration for issuance of the Securities. Such waiver may not be effective to waive liabilities under the federal securities laws and it is the view of the Commission that such a waiver is against public policy.

         4. EFFECTIVENESS. This Supplemental Indenture shall be effective upon execution by the parties hereto.

         5. RECITALS. The recitals contained herein shall be taken as the statements of the Company and the Guarantors and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity of this Supplemental Indenture.

         6. NEW YORK LAW TO GOVERN. THE INTERNAL LAW OF THE STATE OF NEW YORK SHALL GOVERN AND BE USED TO CONSTRUE THIS SUPPLEMENTAL INDENTURE.

         7. COUNTERPARTS. The parties may sign any number of copies of this Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.

         8. EFFECT OF HEADINGS. The Section headings herein are for convenience only and shall not affect the construction hereof.

         IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed as of the date first above written.

                                        THE CHASE MANHATTAN BANK, N.A., as
                                                  Trustee



                                        By:
                                           ------------------------------------
                                           Name:
                                           Title:


                                        CONNECTICUT AMPHITHEATER
                                        DEVELOPMENT CORPORATION



                                        By:
                                           ------------------------------------
                                           Name:
                                           Title:


                                        CONNECTICUT PERFORMING ARTS, INC.



                                        By:
                                           ------------------------------------
                                           Name:
                                           Title:

                                        DEER CREEK AMPHITHEATER CONCERTS,
                                        INC.


                                        By:
                                           ------------------------------------
                                           Name:
                                           Title:


                                        GREAT AMERICAN MUSIC FEST &
                                        PRODUCTION CO.



                                        By:
                                           ------------------------------------
                                           Name:
                                           Title:


                                        MULTI-MARKET RADIO ACQUISITION
                                        CORPORATION



                                        By:
                                           ------------------------------------
                                           Name:
                                           Title:


                                        MULTI-MARKET RADIO OF FAYETTEVILLE,
                                        INC.



                                        By:
                                           ------------------------------------
                                           Name:
                                           Title:

                                        IRVING PLAZA CONCERTS, INC.



                                        By:
                                           ------------------------------------
                                           Name:
                                           Title:


                                        MURAT CENTER CONCERTS, INC.



                                        By:
                                           ------------------------------------
                                           Name:
                                           Title:


                                        NOC, INC.


                                        By:
                                           ------------------------------------
                                           Name:
                                           Title:


                                        POLARIS AMPHITHEATER CONCERTS, INC.


                                        By:
                                           ------------------------------------
                                           Name:
                                           Title:


                                        QN-CORP.



                                        By:
                                           ------------------------------------
                                           Name:
                                           Title:

                                        SFX BROADCASTING OF ARIZONA, INC.



                                        By:
                                           ------------------------------------
                                           Name:
                                           Title:


                                        SFX BROADCASTING OF CALIFORNIA, INC.



                                        By:
                                           ------------------------------------
                                           Name:
                                           Title:


                                        SFX BROADCASTING OF CONNECTICUT,
                                        INC.



                                        By:
                                           ------------------------------------
                                           Name:
                                           Title:


                                        SFX BROADCASTING OF CONNECTICUT
                                        LICENSEE, INC.



                                        By:
                                           ------------------------------------
                                           Name:
                                           Title:

                                        SFX BROADCASTING OF FLORIDA, INC.


                                        By:
                                           ------------------------------------
                                           Name:
                                           Title:


                                        SFX BROADCASTING OF HARTFORD II, INC.



                                        By:
                                           ------------------------------------
                                           Name:
                                           Title:


                                        SFX BROADCASTING OF KANSAS, INC.



                                        By:
                                           ------------------------------------
                                           Name:
                                           Title:


                                        SFX BROADCASTING OF MASSACHUSETTS,
                                        INC.


                                        By:
                                           ------------------------------------
                                           Name:
                                           Title:



                                        SFX BROADCASTING OF MASSACHUSETTS
                                        LICENSEE, INC.



                                        By:
                                           ------------------------------------
                                           Name:
                                           Title:

                                        SFX BROADCASTING OF NEW YORK, INC.



                                        By:
                                           ------------------------------------
                                           Name:
                                           Title:


                                        SFX BROADCASTING OF PENNSYLVANIA,
                                        INC.



                                        By:
                                           ------------------------------------
                                           Name:
                                           Title:


                                        SFX BROADCASTING  OF  RHODE ISLAND,
                                        INC.



                                        By:
                                           ------------------------------------
                                           Name:
                                           Title:





                                        SFX BROADCASTING OF THE MIDWEST, INC.



                                        By:
                                           ------------------------------------
                                           Name:
                                           Title:

                                        SFX BROADCASTING OF VIRGINIA, INC.



                                        By:
                                           ------------------------------------
                                           Name:
                                           Title:


                                        SFX BROADCASTING OF WISCONSIN, INC.



                                        By:
                                           ------------------------------------
                                           Name:
                                           Title:


                                        SFX DELAWARE, INC.



                                        By:
                                           ------------------------------------
                                           Name:
                                           Title:


                                        SFX GP, INC.



                                        By:
                                           ------------------------------------
                                           Name:
                                           Title:


                                        SFX HOLDINGS, INC.



                                        By:
                                           ------------------------------------
                                           Name:
                                           Title:

                                        SFX OPERATING COMPANY OF MISSISSIPPI,
                                        INC.


                                        By:
                                           ------------------------------------
                                           Name:
                                           Title:


                                        SFX OPERATING COMPANY OF NORTH
                                        CAROLINA, INC.



                                        By:
                                           ------------------------------------
                                           Name:
                                           Title:


                                        SFX OPERATING COMPANY OF TENNESSEE,
                                        INC.



                                        By:
                                           ------------------------------------
                                           Name:
                                           Title:



                                        SFX OPERATING GP, INC.


                                        By:
                                           ------------------------------------
                                           Name:
                                           Title:

                                        SFX PERFORMANCE MARKETING, INC.


                                        By:
                                           ------------------------------------
                                           Name:
                                           Title:


                                        SFX TEXAS LIMITED PARTNERSHIP
                                        By: SFX OPERATING GP, INC., as General
                                        Partner



                                        By:
                                           ------------------------------------
                                           Name:
                                           Title:


                                        SFXAZ LIMITED PARTNERSHIP
                                        By: SFX GP, INC., as General Partner


                                        By:
                                           ------------------------------------
                                           Name:
                                           Title:





                                        SFXBX LIMITED PARTNERSHIP
                                        By: SFX GP, INC., as General Partner



                                        By:
                                           ------------------------------------
                                           Name:
                                           Title:

                                        SFXFL LIMITED PARTNERSHIP
                                        By: SFX GP, INC., as General Partner


                                        By:
                                           ------------------------------------
                                           Name:
                                           Title:


                                        SFXIN LIMITED PARTNERSHIP
                                        By: SFX GP, INC., as General Partner



                                        By:
                                           ------------------------------------
                                           Name:
                                           Title:


                                        SFXKS LIMITED PARTNERSHIP
                                        By: SFX GP, INC., as General Partner




                                        By:
                                           ------------------------------------
                                           Name:
                                           Title:




                                        SFXMS LIMITED PARTNERSHIP
                                        By: SFX GP, INC., as General Partner



                                        By:
                                           ------------------------------------
                                           Name:
                                           Title:

                                        SFXNC LIMITED PARTNERSHIP
                                        By: SFX GP, INC., as General Partner


                                        By:
                                           ------------------------------------
                                           Name:
                                           Title:


                                        SFXPA LIMITED PARTNERSHIP
                                        By: SFX GP, INC., as General Partner




                                        By:
                                           ------------------------------------
                                           Name:
                                           Title:


                                        SFXSC LIMITED PARTNERSHIP
                                        By: SFX GP, INC., as General Partner



                                        By:
                                           ------------------------------------
                                           Name:
                                           Title:



                                        SFXTN LIMITED PARTNERSHIP
                                        By: SFX GP, INC., as General Partner


                                        By:
                                           ------------------------------------
                                           Name:
                                           Title:


                                        SFXTX LIMITED PARTNERSHIP
                                        By: SFX GP, INC., as General Partner


                                        By:
                                           ------------------------------------
                                           Name:
                                           Title:

                                        SFXWI LIMITED PARTNERSHIP
                                        By: SFX GP, INC., as General Partner



                                        By:
                                           ------------------------------------
                                           Name:
                                           Title:


                                        SUNSHINE DESIGNS, INC.



                                        By:
                                           ------------------------------------
                                           Name:
                                           Title:




                                        SUNTEX ACQUISITIONS, INC.


                                        By:
                                           ------------------------------------
                                           Name:
                                           Title:


                                        WDSY, INC.



                                        By:
                                           ------------------------------------
                                           Name:
                                           Title:

                                        WWYZ, INC.


                                        By:
                                           ------------------------------------
                                           Name:
                                           Title: